PIONEER INTEREST SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR September 9, 2005

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Interest Shares:

     The annual meeting of shareholders of your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on September 9, 2005 at 2:00 p.m., Boston time, to consider the following:

     1. To elect eight Trustees of the fund, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been elected.

     2(a)-(j) To approve the elimination or amendment of your fund's fundamental investment restrictions and policies, as described in the attached proxy statement.

     3. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 1 AND PROPOSALS NO. 2(a)-(j).

     Shareholders of record as of the close of business on June 21, 2005 are entitled to vote at the meeting and any related follow-up meetings.

                                 By Order of the Board of Trustees,

                                 Dorothy E. Bourassa, Secretary

Boston, Massachusetts
July 22, 2005

                               -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.


17779-00-0605

                               PROXY STATEMENT OF
                             PIONEER INTEREST SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal, summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                  INTRODUCTION

     This proxy statement is being used by the Board of Trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on September 9, 2005, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about July 22, 2005. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the fund as of the close of business on June 21, 2005 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for Trustee in Proposal No. 1 and in favor of Proposals No. 2(a)-(j). If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

     Shareholders of the fund are being asked to consider the election of eight nominees to the Board of Trustees of the fund. All of the nominees for election to the fund's Board currently serve as Trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of the fund.

     The following table sets forth each nominee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 81 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, MA 02109.

                                                                                               Other
                                                                                           Directorships
                        Position(s)      Term of Office                                       Held by
      Name, Age             Held          and Length of       Principal Occupation(s)      this Trustee
     and Address       With the Fund         Service          During Past Five Years        or Nominee
--------------------- --------------- -------------------- ---------------------------- ------------------
Interested Trustees:

John F. Cogan, Jr.    Chairman of     Trustee since        Deputy Chairman and a        Chairman and
(79)*                 the Board,      1993. Serves         Director of Pioneer Global   Director of ICI
                      Trustee and     until a              Asset Management S.p.A.      Mutual Insurance
                      President       successor            ("PGAM"); Non-Executive      Company; Director
                                      Trustee is           Chairman and a Director      of Harbor Global
                                      elected or earlier   of Pioneer Investment        Company, Ltd.
                                      retirement or        Management USA Inc.
                                      removal.             ("PIM-USA"); Chairman
                                                           and a Director of Pioneer;
                                                           Director of Pioneer
                                                           Alternative Investment
                                                           Management Limited
                                                           (Dublin); President and a
                                                           Director of Pioneer
                                                           Alternative Investment
                                                           Management (Bermuda)
                                                           Limited and affiliated
                                                           funds; President and
                                                           Director of Pioneer Funds
                                                           Distributor, Inc.;
                                                           President of all of the
                                                           Pioneer Funds; and Of
                                                           Counsel (since 2000,
                                                           partner prior to 2000),
                                                           Wilmer Cutler Pickering
                                                           Hale and Dorr LLP
                                                           (counsel to PIM-USA and
                                                           the Pioneer Funds).

                                                                                         Other
                                                                                     Directorships
                    Position(s)      Term of Office                                     Held by
    Name, Age          Held           and Length of       Principal Occupation(s)    this Trustee
   and Address     With the Fund         Service          During Past Five Years      or Nominee
---------------- ---------------- -------------------- ---------------------------- --------------
Osbert M. Hood   Trustee and      Trustee since        President and Chief          None
(52)*            Executive Vice   2003. Serves         Executive Officer, PIM-
                 President        until a              USA since May, 2003
                                  successor            (Director since January,
                                  Trustee is           2001); President and
                                  elected or earlier   Director of Pioneer
                                  retirement or        Investment Management,
                                  removal.             Inc. since May, 2003;
                                                       Chairman and Director
                                                       of Pioneer Investment
                                                       Management Shareholder
                                                       Services, Inc. ("PIMSS")
                                                       since May, 2003;
                                                       Executive Vice President
                                                       of all of the Pioneer
                                                       Funds since June 3,
                                                       2003; Executive Vice
                                                       President and Chief
                                                       Operating Officer of
                                                       PIM-USA, November
                                                       2000-May 2003;
                                                       Executive Vice President,
                                                       Chief Financial Officer and
                                                       Treasurer, John Hancock
                                                       Advisers, L.L.C., Boston,
                                                       MA, November 1999-
                                                       November 2000

                                                                                                     Other
                                                                                                 Directorships
                           Position(s)      Term of Office                                          Held by
        Name, Age              Held          and Length of        Principal Occupation(s)         this Trustee
       and Address        With the Fund         Service           During Past Five Years           or Nominee
------------------------ --------------- -------------------- ------------------------------ ---------------------
Independent Trustees:

David R. Bock            Trustee         Trustee since        Senior Vice President and      Director of The
3050 K. Street NW,                       2005. Serves         Chief Financial Officer,       Enterprise Social
Washington, DC 20007                     until a              I-trax, Inc. (publicly         Investment
(61)                                     successor            traded health care             Company
                                         Trustee is           services company)              (privately-held
                                         elected or earlier   (2001-present);                affordable housing
                                         retirement or        Managing Partner, Federal      finance company);
                                         removal.             City Capital Advisors          Director of New
                                                              (boutique merchant             York Mortgage
                                                              bank)(1995-2000; 2002          Trust (publicly
                                                              to 2004); Executive Vice       traded mortgage
                                                              President and Chief            REIT)
                                                              Financial Officer, Pedestal
                                                              Inc. (internet-based
                                                              mortgage trading
                                                              company) (2000-2002)

Mary K. Bush             Trustee         Trustee since        President, Bush                Director of Brady
3509 Woodbine Street,                    1997. Serves         International (international   Corporation
Chevy Chase, MD                          until a              financial advisory firm)       (industrial
20815                                    successor                                           identification and
(57)                                     Trustee is                                          specialty coated
                                         elected or earlier                                  material products
                                         retirement or                                       manufacturer),
                                         removal.                                            Millenium
                                                                                             Chemicals, Inc.
                                                                                             (commodity
                                                                                             chemicals),
                                                                                             Mortgage
                                                                                             Guaranty
                                                                                             Insurance
                                                                                             Corporation, R.J.
                                                                                             Reynolds Tobacco
                                                                                             Holdings, Inc.
                                                                                             (tobacco)

Margaret B.W. Graham     Trustee         Trustee since        Founding Director, The         None
1001 Sherbrooke Street                   1993. Serves         Winthrop Group, Inc.
West, Montreal,                          until a              (consulting firm);
Quebec, Canada                           successor            Professor of
(58)                                     Trustee is           Management, Faculty
                                         elected or earlier   of Management,
                                         retirement or        McGill University
                                         removal.

                                                                                               Other
                                                                                           Directorships
                         Position(s)      Term of Office                                      Held by
       Name, Age             Held          and Length of      Principal Occupation(s)      this Trustee
      and Address       With the Fund         Service          During Past Five Years       or Nominee
---------------------- --------------- -------------------- --------------------------- ------------------
Marguerite A. Piret    Trustee         Trustee since        President and Chief         Director of New
One Boston Place,                      1993. Serves         Executive Officer,          America High
28th Floor,                            until a              Newbury, Piret &            Income Fund, Inc.
Boston, MA 02108                       successor            Company, Inc.               (closed-end
  (57)                                 Trustee is           (investment banking firm)   investment
                                       elected or earlier                               company)
                                       retirement or
                                       removal.

Stephen K. West        Trustee         Trustee since        Senior Counsel, Sullivan    Director, The
125 Broad Street,                      1993. Serves         & Cromwell (law firm)       Swiss Helvetia
New York, NY 10004                     until a                                          Fund, Inc.
  (76)                                 successor                                        (closed-end
                                       Trustee is                                       investment
                                       elected or earlier                               company) and
                                       retirement or                                    AMVESCAP PLC
                                       removal.                                         (investment
                                                                                        managers)

John Winthrop          Trustee         Trustee since        President, John Winthrop    None
One North                              1993. Serves         & Co., Inc. (private
Adgers Wharf,                          until a              investment firm)
Charleston, SC 29401                   successor
  (69)                                 Trustee is
                                       elected or earlier
                                       retirement or
                                       removal.

-------------
* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

Board Committees

     The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

     David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair)

Independent Trustees

     David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating

     Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Valuation

     Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration

     Mary K. Bush (Chair), Steve West and John Winthrop

     During the most recent fiscal year, the Audit, Nominating, Valuation, Policy Administration and Independent Trustees Committees held 9, 4, 4, 10 and 7 meetings, respectively.

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of March 15, 2005, which is attached as Appendix A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

     o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

     o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

     o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

     o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

     o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

     o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.

     The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of the fund's financial reporting; and (3) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission ("SEC").

     The members of the Audit Committee are David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair).

     All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerfunds.com. The Nominating Committee reviews the qualifications of persons being considered as candidates as Trustees and makes recommendations regarding the qualifications of such persons to the Independent Trustees. All of the Independent Trustees then evaluate any candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, the fund anticipates that Independent Trustees would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees may only act upon the Nominating Committee's evaluation if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to members of the Board that does not relate to the business of a fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

     The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     The Policy Administration Committee reviews the implementation of certain of the fund's administration policies and procedures.

     The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     During the fiscal year ended December 31, 2004, the Board of Trustees held 9 meetings. All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended December 31, 2004.

     The following table indicates the value of shares that each Trustee or nominee beneficially owned in the fund and Pioneer Funds in the aggregate as of May 31, 2005. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on May 31, 2005. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on May 31, 2005. The dollar ranges in this table are in accordance with SEC requirements.

                                                          Aggregate Dollar Range
                                                          of Equity Securities in
                                                             All Pioneer Funds
                                     Dollar Range of         Overseen or to be
                                    Equity Securities       Overseen by Trustee
Name of Trustee or Nominee             in the Fund              or Nominee
--------------------------------------------------------------------------------
INTERESTED TRUSTEE or
  NOMINEE
John F. Cogan .................   $10,001 to $50,000               Over $100,000
Osbert M. Hood ................                   $0               Over $100,000
INDEPENDENT TRUSTEE or
  NOMINEE
David R. Bock .................                   $0                          $0
Mary K. Bush ..................        $1 to $10,000          $10,001 to $50,000
Margaret B. W. Graham .........        $1 to $10,000          $10,001 to $50,000
Marguerite A. Piret ...........        $1 to $10,000               Over $100,000
Stephen K. West ...............   $10,001 to $50,000               Over $100,000
John Winthrop .................   $10,001 to $50,000               Over $100,000

     During the most recent fiscal year ending December 31, 2004, none of the Trustees or any nominee for election as a Trustee of the fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

     Material Relationships of the Independent Trustees. For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2004, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o  the fund

o  an officer of the fund

o  a related fund

o  an officer of any related fund

o  Pioneer or PFD

o  an officer of Pioneer or PFD

o  any affiliate of Pioneer or PFD

o  an officer of any such affiliate

     During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $126,603 and $208,010 in 2003 and 2004, respectively.

     During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o  Pioneer

o  PFD

o  UniCredito Italiano

o  any other entity in a control relationship with Pioneer or PFD

     None of the fund's trustees or officers has any arrangement with any other person pursuant to which that trustee or officer serves on the Board of Trustees. During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o  the fund

o  any related fund

o  Pioneer

o  PFD

o  any affiliated person of the fund, Pioneer or PFD

o  UniCredito Italiano

o  any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Exchange Act requires the fund's executive officers, Trustees and person who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Other executive officers

     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

 Name (age), and position with the fund                 Principal occupation(s)
---------------------------------------- ----------------------------------------------------
Dorothy E. Bourassa (57)                 Secretary of PIM-USA; Senior Vice President - Legal
  Secretary                              of Pioneer; and Secretary/Clerk of most of PIM-
                                         USA's subsidiaries since October 2000; Secretary of
                                         all of the Pioneer Funds since September 2003
                                         (Assistant Secretary from November 2000 to
                                         September 2003); and Senior Counsel, Assistant
                                         Vice President and Director of Compliance of PIM-
                                         USA from April 1998 through October 2000

Christopher J. Kelley (40)               Assistant Vice President and Senior Counsel of
  Assistant Secretary                    Pioneer since July 2002; Vice President and Senior
                                         Counsel of BISYS Fund Services, Inc. (April 2001 to
                                         June 2002); Senior Vice President and Deputy
                                         General Counsel of Funds Distributor, Inc. (July
                                         2000 to April 2001); and Assistant Secretary of all
                                         Pioneer Funds since September 2003

 Name (age), and position with the fund                Principal occupation(s)
---------------------------------------- ---------------------------------------------------
David C. Phelan (48)                     Partner, Wilmer Cutler Pickering Hale and Dorr
  Assistant Secretary                    LLP; Assistant Secretary of all Pioneer Funds
                                         since September 2003

Vincent Nave (60)                        Vice President - Fund Accounting, Administration
  Treasurer                              and Custody Services of Pioneer; and Treasurer of
                                         all of the Pioneer Funds (Assistant Treasurer from
                                         June 1999 to November 2000)

Mark E. Bradley (45)                     Deputy Treasurer of Pioneer since 2004;
  Assistant Treasurer                    Treasurer and Senior Vice President, CDC IXIS
                                         Asset Management Services from 2002 to 2003;
                                         Assistant Treasurer and Vice President, MFS
                                         Investment Management from 1997 to 2002; and
                                         Assistant Treasurer of all of the Pioneer Funds
                                         since November 2004

Luis I. Presutti (40)                    Assistant Vice President - Fund Accounting,
  Assistant Treasurer                    Administration and Custody Services of Pioneer;
                                         and Assistant Treasurer of all of the Pioneer
                                         Funds since November 2000

Gary Sullivan (47)                       Fund Accounting Manager - Fund Accounting,
  Assistant Treasurer                    Administration and Custody Services of Pioneer;
                                         and Assistant Treasurer of all of the Pioneer
                                         Funds since May 2002

Katherine Kim Sullivan (31)              Fund Administration Manager - Fund Accounting,
  Assistant Treasurer                    Administration and Custody Services since
                                         June 2003; Assistant Vice President - Mutual
                                         Fund Operations of State Street Corporation from
                                         June 2002 to June 2003 (formerly Deutsche Bank
                                         Asset Management); Pioneer Fund Accounting,
                                         Administration and Custody Services (Fund
                                         Accounting Manager from August 1999 to
                                         May 2002; and Assistant Treasurer of all Pioneer
                                         Funds since September 2003

Martin J. Wolin (37)                     Chief Compliance Officer of Pioneer (Director of
  Chief Compliance Officer               Compliance and Senior Counsel from November
                                         2000 to September 2004); Vice President and
                                         Associate General Counsel of UAM Fund Services,
                                         Inc. (mutual fund administration company) from
                                         February 1998 to November 2000; and Chief
                                         Compliance Officer of all of the Pioneer Funds.

Compensation of trustees and officers

     The following table sets forth certain information with respect to the compensation of each Trustee of the fund for the fiscal year ended December 31, 2004. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                                  Pension or Retirement   Total Compensation
                                   Aggregate       Benefits Accrued as    from the Fund and
                                 Compensation          Part of Fund         Other Pioneer
Name of Trustee                    from Fund             Expenses              Funds**
--------------------------------- -------------- ----------------------- -------------------
Interested Trustees:
John F. Cogan, Jr.* .............  $  500.00              $0.00               $ 23,100.00
Osbert M. Hood* .................     500.00               0.00                 23,100.00
Independent Trustees:
David R. Bock+ ..................     n/a                  0.00                 n/a
Mary K. Bush ....................  $1,054.31               0.00               $104,000.00
Richard H. Egdahl, M.D.++ .......  $1,038,79               0.00               $ 99,750.00
Margaret B.W. Graham ............  $1,038.79               0.00               $104,000.00
Marguerite A. Piret .............  $1,038.79               0.00               $112,500.00
Stephen K. West .................  $1,038.79               0.00               $ 99,750.00
John Winthrop ...................  $1,038.79               0.00               $ 99,750.00
                                   ---------              -----               --------
Total ...........................  $7,248.26              $0.00               $666,950.00
                                   =========              =====               ========

-------------
* Under the management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
** There are 81 U.S. registered investment portfolios in the Pioneer Family of
   Funds.
+  Mr. Bock became a Trustee of the fund on January 1, 2005.
++ Dr. Egdahl retired as a Trustee of the fund on December 31, 2004.

Investment adviser and administrator

     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

     The Trustees may, but generally do not, attend shareholder meetings. John
F. Cogan, Jr. attended the fund's 2004 annual shareholder meeting.

Required vote

     In accordance with the fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the eight nominees receiving the greatest number of votes will be elected to the Board.

Recommendation

     For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                          PROPOSALS 2(a) THROUGH 2(j)

                     AMENDMENT TO FUNDS INVESTMENT POLICIES

General

     Pioneer and your fund's Board of Trustees recommend that the changes discussed below be made to simplify and modernize your fund's fundamental investment restrictions and to conform them to the restrictions adopted by other Pioneer Funds. We are asking you to vote on these changes because the restrictions described below are fundamental and may be changed only with shareholder approval.

     The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. In addition, the 1940 Act permits a fund to designate any other of its policies as fundamental policies, as the fund deems necessary or desirable. Since the fund was organized at a different time and under different state law than other Pioneer Funds, the fund is subject to a number of fundamental restrictions that are not required by the 1940 Act or any other current laws or are more prohibitive than required by such laws. Many of the fund's current fundamental investment restrictions can be traced back to federal or state securities law requirements that were in effect when the fund was organized. These restrictions subsequently have been made less restrictive or are no longer applicable to the fund. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, the current restrictions unnecessarily limit the investment strategies available to Pioneer in managing the fund's assets.

     Pioneer expects that you will benefit from these proposed changes to the fund's investment restrictions in several ways. The fund would have increased flexibility to respond to new developments and changing trends in the marketplace, making the fund's powers comparable to other similar mutual funds. The proposed changes to the fund's investment restrictions and policies are also designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions and policies of other Pioneer Funds, which will facilitate Pioneer's compliance efforts. Due to these and other factors, the Board is recommending to fund shareholders the approval of certain changes to the fund's investment restrictions. Each current investment restriction, the corresponding proposed restriction or amendment, and the fund's rationale for the change are set forth below.

Proposed Amendments to Investment Restrictions

     The tables below set forth the fund's current fundamental restriction in the left-hand column and the proposed amendment in the right-hand column. A summary of the amended or eliminated restrictions, if approved, will be reflected in the fund's shareholder report. While these proposed amendments are intended to provide Pioneer with greater flexibility in managing the fund's portfolio, should shareholders approve the proposals, the fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objective, strategies, and policies expressed in the fund's prospectus and statement of additional information, as amended from time to time. To the extent a proposed policy is designated as non-fundamental, this means that the trustees may revise it in the future without shareholder approval and without providing prior notice to shareholders. Importantly, Pioneer does not presently intend to alter the way in which it manages the fund, nor does it believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with the fund.

     Should the fund's shareholders not approve a proposal to amend, eliminate or reclassify a particular fundamental investment restriction, the fund's current fundamental investment restriction, as set forth in the table, would continue to apply unchanged.

Proposal 2(a) -- Real Estate

Current Restriction                          Proposed Fundamental Restriction
-------------------                          --------------------------------
The fund may not invest in any interest      The fund may not invest in real estate,
in real estate or real estate investment     except that the fund may invest in
trusts.                                      securities of issuers that invest in real
                                             estate or interest therein, securities
                                             that are secured by real estate or
                                             interests therein, securities of real
                                             estate investment trusts and mortgage-
                                             backed securities.

     The 1940 Act requires the fund to adopt a fundamental policy regarding whether the fund may invest in real estate. The proposed change maintains the fund's general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The purpose of the amendment is to more clearly express the intention that the fund will not directly invest in real estate but may invest in issuers in real estate related business, such as real estate investment trusts (REITs) or in fixed income securities secured by real estate, that are within the scope of its investment objective and policies.

Proposal 2(b) -- Illiquid Securities

Current Restriction                           Proposed Amendment
-------------------                           ------------------
The fund may not invest more than 10          Eliminate restriction.
of the value of its total assets in debt
securities which are not publicly offered,
including restricted securities purchased
in private placements.

     The restriction on investments in securities restricted as to their resale was required to be deemed fundamental based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment restriction. The amendment is intended to allow the fund the flexibility to invest a larger percentage of its total assets in illiquid securities in accordance with its investment objective and policies as opportunities arise. Although elimination of this restriction could have the effect of increasing the portion of the fund's assets invested in restricted securities, it is not intended that the elimination of this restriction will result, under normal circumstances, in the fund investing greater than 15% of the value of its total assets in illiquid securities.

Proposal 2(c) -- Unseasoned Companies

Current Restriction                        Proposed Amendment
-------------------                        ------------------
The fund may not purchase securities       Eliminate restriction.
of any company with a record of less
than three years' continuous operation
(including that of predecessors) if
such purchase would cause the fund's
investment in such companies taken
at cost to exceed 5 of the value of
the fund's total assets, except holding
companies where all of the operating
companies have had at least three
years of continuous operation.

     The fundamental investment restriction on investing in issuers that have been in business for less than three years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the fund's fundamental investment restrictions. To the extent the fund invests in securities of companies with shorter operating histories, it may be subject to risks, such as greater share price volatility. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

Proposal 2(d) -- Other Investment Companies

Current Restriction                          Proposed Non-Fundamental Restriction
-------------------                          ------------------------------------
The fund may not purchase the securities     The fund may not acquire the securities
of any investment company.                   of other domestic or non-U.S. investment
                                             companies, except to the extent
                                             permitted by the 1940 Act.

     The fundamental investment restriction on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required to be among the fund's fundamental investment restrictions. Under the proposed non-fundamental investment restriction, the fund would be permitted to invest in other investment companies, including other Pioneer Funds, subject to the limitations on investments in other investment companies imposed on all investment companies under the 1940 Act.

Proposal 2(e) -- Undeveloped or Underdeveloped Countries

Current Restriction                    Proposed Amendment
-------------------                    ------------------
The fund does not intend to invest     Eliminate restriction.
in the securities of undeveloped or
underdeveloped countries.

     This proposed amendment would allow the fund the ability to invest in emerging markets to enhance the fund's growth potential. Investing in emerging markets involves risks not typically associated with investing in securities of issuers in the U.S. Emerging markets may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Although elimination of this restriction could have the effect of increasing the portion of the fund's assets that are invested in emerging markets, it is not intended that the elimination of this restriction will result, under normal circumstances, in the fund investing greater than 10% of the value of its total assets in the securities of emerging markets.

Proposal 2(f) -- Investments in which a Trustee or Officer is Invested

Current Restriction                          Proposed Amendment
-------------------                          ------------------
The fund may not invest or hold              Eliminate restriction.
securities of any issuer if, to its
knowledge, one or more officers or
directors of the fund or its investment
adviser individually own beneficially
more than 1/2 of 1% of the securities of
such issuer, or together own more
than 5% of the securities of such issuer.

     The fundamental investment restriction on owning an issuer's security where the fund's officer or trustee also owns a specified portion of that issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the fund's fundamental investment restrictions. Furthermore, the 1940 Act and the rules thereunder limit this type of transaction insomuch as it may be deemed a joint transaction with a person affiliated with the fund.

Proposal 2(g) -- Joint Accounts

Current Restriction                    Proposed Amendment
-------------------                    ------------------
The fund may not participate on a      Eliminate restriction.
joint or joint-and-several basis in
any securities trading account.

     The fundamental investment restriction on the fund's participation in a joint account was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the fund's fundamental investment restrictions. Furthermore, the 1940 Act and rules thereunder limit this type of transaction to the extent a fund may participate in a trading account jointly with an affiliate. Except in those transactions that either the 1940 Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of over-reaching by the affiliate, the fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect the fund and its shareholders, there is no need to maintain this restriction.

Proposal 2(h) -- Investments for Control

Current Restriction                      Proposed Amendment
-------------------                      ------------------
The fund may not invest in companies     Eliminate restriction.
for the purpose of exercising control
or management.

     The investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the fund's investment restrictions.

Proposal 2(i) -- Borrowing

Current Restriction                          Proposed Fundamental Restriction
-------------------                          --------------------------------
The fund may not borrow money, except        The fund may not borrow money, except
from banks for temporary purposes, and       on a temporary basis and to the extent
then not in excess of 5% of the value of      permitted by applicable law, as amended
its total assets, or mortgage, pledge or     and interpreted or modified from time
hypothecate its assets to secure such        to time by any regulatory authority
borrowing except in an amount not            having jurisdiction.
exceeding 15% of the value of its
total assets.

     Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the fund's assets, including the amount borrowed. A fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets. The proposed restriction would permit the fund to borrow to the full extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds. Additionally, this amendment would promote uniformity in the policy on borrowing among the Pioneer Funds and afford the fund the maximum flexibility to borrow money permitted under the 1940 Act if Pioneer determines that such borrowing is in the best interests of the fund and is consistent with both the fund's investment objective and with the requirements of the 1940 Act. The proposal does not reflect a change in the fund's anticipated borrowing activity. To the extent that the fund borrows to purchase securities, the fund may incur risks associated with leverage. The use of leverage may cause the fund's net asset value to be more volatile and increase the risk of loss.

Proposal 2(j) -- Making Loans

Current Restriction                            Proposed Fundamental Restriction
-------------------                            --------------------------------
The fund may not make loans, except            The fund may not make loans, except
that the fund may purchase debt                that the fund may (i) lend portfolio
securities in private placements in an         securities in accordance with the fund's
amount up to 10% of the value of the           investment policies, (ii) enter into
fund's total assets, purchase repurchase       repurchase agreements, (iii) purchase
agreements as outlined in the investment       all or a portion of any issue of publicly
objectives, policies and restrictions, and     distributed debt securities, bank loan
may make both short-term (nine months          participation interests, bank certificates
or less) and long-term loans of its            of deposit, bankers' acceptances,
portfolio securities to the extent of          debentures or other securities, whether
40% of the value of the fund's total           or not the purchase is made upon the
assets computed at the time of                 original issuance of the securities, (iv)
making such loans.                             participate in a credit facility whereby
                                               the fund may directly lend to and borrow
                                               money from other affiliated funds to the
                                               extent permitted under the 1940 Act or
                                               an exemption therefrom, and (v) make
                                               loans in any other manner consistent
                                               with applicable law, as amended and
                                               interpreted or modified from time
                                               to time by any regulatory authority
                                               having jurisdiction.

     The proposed change permits the fund to engage in securities lending to the extent permitted by the 1940 Act. The staff of the SEC currently limits loans of a fund's securities to one-third of the fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. This proposal would result in a change to the fundamental investment restriction of the fund to increase the amount of its total assets available for lending to 33 1/3%. The proposed amendment also would allow the fund to take part in a securities lending program. While the fund has no current plans to make loans, the fund has obtained an exemptive order that would permit it to lend any of its excess cash to any other Pioneer Fund. The intention of such lending arrangements would be to provide greater liquidity to the borrowing fund and a higher rate of return to the lending fund than might be available from other cash management investments. Such an arrangement entails a risk of loss if the borrowing fund were to default on its obligation to the lending fund.

Trustees' Recommendation

     The Trustees believe that the proposed amendments to the fund's fundamental restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the Trustees recommend that you approve the proposed changes as described above.

Required Vote

     Approval of each of Proposals 2(a) through 2(j) requires the approval of a "majority of the outstanding voting securities" of the fund, which under the 1940 Act, means the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of the all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting. If the required approval to change any Proposal is not obtained, the current investment restriction will continue in effect.

Recommendation

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL TO AMEND THE FUND'S INVESTMENT RESTRICTIONS.

                              AUDITOR INFORMATION

Audit fees

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by the fund for such years were as follows:

For the fiscal year ended 12/31/2004   For the fiscal year ended 12/31/2003
------------------------------------   ------------------------------------
$18,700                                $22,000

Audit-related fees

     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to the fund that are related to the review of the fund's semi-annual financial statements for the two most recent fiscal years. All of these services were approved by the audit committee pursuant to Regulation S-X.

For the fiscal year ended 12/31/2004   For the fiscal year ended 12/31/2003
------------------------------------   ------------------------------------
$0                                     $0

Tax fees

     The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to the fund for the two most recent fiscal years were as follows. All of these services were approved by the audit committee pursuant to Regulation S-X.

For the fiscal year ended 12/31/2004   For the fiscal year ended 12/31/2003
------------------------------------   ------------------------------------
$7,000                                 $3,600

All other fees

     There were no fees billed for other services rendered by Ernst & Young LLP to the fund.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

     Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the fund's audit committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the years ended December 31, 2004 and 2003, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy

     o For all projects, the officers of the fund and the fund's independent registered public accounting firm will each make an assessment to determine that any proposed projects will not impair independence.

     o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

     o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

Aggregate Non-Audit Fees

     The aggregate non-audit fees for the fund and its affiliates as previously defined, were as follows. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

For the fiscal year ended 12/31/2004   For the fiscal year ended 12/31/2003
------------------------------------   ------------------------------------
$6,000                                 $26,900

     The Audit Committee of the Board has considered whether the provision of services, other than audit services, by Ernst & Young LLP to the fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

     As of the record date, 7,395,024 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Ownership of shares of the fund

     To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 6,154,250 shares as nominee.

Shareholder proposals

     If you wish to include a proposal in the fund's proxy statement for the 2006 annual meeting, your proposal must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston Massachusetts 02109 on or before April 22, 2006. A proposal that is not to be included in the fund's proxy statement may only be made at the 2006 annual meeting if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2006 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2006 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2006 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2006 meeting is first made by the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently expects to hold the next annual shareholders' meeting on or about August 15, 2006, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal No. 1 and Proposals No. 2(a)-(j), as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     One-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. However, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting on Proposal No. 1, but has the same effect as a vote against Proposals No. 2(a)-(j).

Other business

     While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

(July 22, 2005)

                         EXCHANGE LISTED PIONEER FUNDS

                            Audit Committee Charter

     This Audit Committee Charter is applicable to each of the Pioneer Funds that are listed on the New York Stock Exchange ("NYSE").

     Italicized terms used in this Charter are defined in Annex A.

     Membership. The Audit Committee shall be composed exclusively of Trustees ("Independent Trustees") who are not "interested persons" as defined in the Investment Company Act of 1940, as amended, of Pioneer Investment Management, Inc ("Pioneer"). The Audit Committee shall include at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. In selecting Independent Trustees to serve on the Audit Committee, the Board of Trustees shall select members who are free of any relationship that, in the opinion of the Board of Trustees, may interfere, or give the appearance of interfering, with such member's individual exercise of independent judgment. Unless otherwise determined by the Board, no member of the Audit Committee may serve on the audit committee of more than two other public companies (other than another Pioneer Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit Committee shall be independent. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. At least one member of the Audit Committee shall be an Audit Committee Financial Expert.

     Function. The Audit Committee's purpose is to:

     o assist the Board of Trustee's oversight of (1) the integrity of the Pioneer Funds' financial statements, (2) the Pioneer Funds' compliance with legal and regulatory requirements that relates to the Funds' accounting and financial reporting, internal financial controls and independent audit (except to the extent such responsibility is delegated to another committee of the Board of Trustees), (3) the independent auditor's qualifications and independence, and (4) the performance of the Pioneer Funds' internal audit function and independent accountants; and

     o prepare an Audit Committee Report to the extent required by the Securities and Exchange Commission ("SEC") to be included in a Pioneer Funds' annual proxy statement or other filing.

     The Audit Committee shall discharge its responsibilities, and shall access the information provided by the Pioneer Funds' officers, Pioneer and independent auditors, in accordance with its business judgment.

     Oversight Role. Oversight is the primary role of the Audit Committee. Pioneer (or in the case of certain Pioneer Funds, Princeton Administrators LLC) is responsible for maintaining appropriate systems for accounting and internal controls and preparing the Pioneer Funds' financial statements. The independent auditors are responsible for auditing the Pioneer Funds' financial statements and, to the extent directed by the Audit Committee, for reviewing the Pioneer Funds' unaudited interim financial statements. The Audit

Committee and the Board of Trustees recognize that the Funds' officers, Pioneer and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding the Pioneer Funds' accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Accordingly, the Audit Committee's oversight role is not intended to provide any expert or special assurance as to the financial statements and other financial information provided by a Pioneer Fund to its shareholders and others. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any Pioneer Fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor's report.

     The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between any Pioneer Fund's officer, Pioneer and the independent auditors regarding financial reporting.

     Specific Responsibilities. The specific responsibilities of the Audit Committee are:

     1. To act as a liaison between the Pioneer Funds' independent auditors and the Board of Trustees of the Pioneer Funds.

     2. To approve, and in addition recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment, retention and compensation of an independent auditor for each Pioneer Fund prior to the engagement of such independent auditor. The Audit Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     3. To meet with independent auditors, including private meetings, and, as necessary, Pioneer's internal auditors and the Funds' officers (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss the form and substance of the Pioneer Funds' financial statements and reports, and any matters of concern relating to the Pioneer Funds' financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants' comments with respect to the Pioneer Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to discuss the Funds' policies with respect to risk assessment and risk management; (v) to review the resolution of any disagreements between the independent auditors and Pioneer regarding the Pioneer Funds' financial reporting; and (vi) to review the form of opinion the independent accountants propose to render to the Board of Trustees and shareholders.

     4. Together with the Independent Trustees Committee, to review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts.

     5. To monitor the independent auditor of each Pioneer Fund to attempt to identify: conflicts of interest between the Pioneer Funds and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Pioneer Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund. The independent auditors should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning a fund's accounting practices or financial statements that is not resolved to their satisfaction or if Section 10A(b) of the Exchange Act has been implicated.

     6. To ensure that the independent auditors inform the Audit Committee on a periodic basis of all relationships between the auditors and Pioneer; to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     7. To pre-approve all audit and non-audit services provided to each Pioneer Fund by its independent auditor, directly or pursuant to the pre-approval polices attached hereto as Annex B. To pre-approve, directly or pursuant to the pre-approval polices attached hereto as Annex B, all non-audit services provided by the Pioneer Fund's independent auditor to Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides ongoing services to a Pioneer Fund, if the engagement relates directly to the operations and financial reporting of the Pioneer Fund. The Audit Committee is authorized to further delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the Audit Committee regarding approved services at the Audit Committee's next regularly scheduled meeting.

     8. With respect to any Pioneer Fund listed on the NYSE, to consider whether the Audit Committee will recommend to the Board of Trustees that the audited financial statements be included in the Fund's annual report. The Board of Trustees delegates to the Audit Committee the authority to release the Funds' financial statements for publication in the annual report, subject to the Board of Trustees' right to review and ratify such financial statements following publication. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a Fund relating to its annual meeting of security holders or in any other filing required by the SEC's rules.

     9. To obtain and review, at least annually, a report by the independent auditor describing: the independent accounting firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the auditor's independence, all relationships between the independent auditor and each Fund, including the disclosures required by any applicable Independence Standards Board Standard No. 1.

     10. To review and discuss the annual audited financial statements and semi-annual financial statements of any Pioneer Fund listed on the NYSE with management and the independent auditor, including reviewing any such Fund's specific disclosures under "Portfolio Manager's Discussion."

     11. To review with the independent auditor any problems that may be reported to the Audit Committee arising out of a Fund's accounting, auditing or financial reporting functions and management's response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

     12. To investigate improprieties or suspected improprieties in the operations of a Pioneer Fund. To establish and monitor, or cause to be established and monitored, procedures for the receipt, retention, and treatment of complaints received by a Pioneer Fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of Pioneer, Princeton Administrators LLC or any other provider of accounting related services for a listed fund, as well as employees of the fund regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements. The procedures currently in effect are attached as Annex C.

     13. To review with the Pioneer Funds' principal executive officer and/or principal financial officer required certifications on Form N-CSR and certifications required by Section 303A.12 of the NYSE Listed Company Manual.

     14. To report regularly to the Board of Trustees, including the Audit Committee's conclusions with respect to the independent auditor and the funds' financial statements and accounting controls.

     Governance. Members of the Audit Committee shall elect from among themselves a Chair, who shall preside over meetings of the Audit Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the Board of Trustees. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. Meetings of the Audit Committee shall be open to all members of the Board who are Independent Trustees of the Funds; however, no member of the Board of Trustees other than a member of the Audit Committee shall have the right to vote on any matter brought before the Audit Committee. The Chair shall determine whether Trustees who are affiliated with Pioneer, or members of the Funds' management may be present at any meeting. The Audit Committee shall meet regularly with the Treasurer of the Funds. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     The designation of a person as an Audit Committee Financial Expert within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002 shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Audit Committee, nor shall it decrease the duties and obligations of other Audit Committee members or the Board of Trustees. The compensation of Audit Committee members shall be as determined by the Independent Trustees. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a Pioneer Fund, other than fees paid in his or her capacity as a member of the Board of Trustees or a committee of the Board.

     Review. The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees, as it deems desirable. This Charter may only be amended by the Board of Trustees. At least annually, the Audit Committee shall evaluate its own performance, including whether the Audit Committee is meeting frequently enough to discharge its responsibilities appropriately.

                       Annex A -- Certain Defined Terms

Audit Committee Financial Expert means a person who has the following attributes:

       (i) An understanding of generally accepted accounting principles and financial statements;

       (ii) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

       (iii) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer's financial statements, or experience actively supervising one or more persons engaged in such activities;

       (iv) An understanding of internal controls and procedures for financial reporting; and

       (v)    An understanding of audit committee functions.

       An Audit Committee Financial Expert must have acquired such attributes through:

       (i) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

       (ii) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

       (iii) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

       (iv)   Other relevant experience.

Independent as used in this Charter means a person who is Independent as defined in both Section 303A of the NYSE Listed Company Manual and Rule 10A-3(b)(1).

Section 303A

       2. In order to tighten the definition of "independent director" for purposes of these standards:

              (a) No director qualifies as "independent" unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder of officer of an organization that has a relationship with the company). Companies must identify which directors are independent and disclose the basis for that determination.

              (b)    In addition, a director is not independent if:

                     (i) The director is, or has been within the last three years, an employee of the listed company, or an immediate family member is, or has been within the last three years, an executive officer,(1) of the listed company.

                     (ii) The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

                     (iii) (A) The director or an immediate family member is a current partner of a firm that is the company's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed company's audit within that time.

                     (iv) The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the listed company's present executive officers at the same time serves or served on that company's compensation committee.

Rule 10A-3(b)(1).

       (1)    Independence.

              (i) Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent; provided that, where a listed issuer is one of two dual holding companies, those companies may designate one audit committee for both companies so long as each member of the audit committee is a member of the board of directors of at least one of such dual holding companies.

              (ii) Independence requirements for non-investment company issuers. In order to be considered to be independent for purposes of this

----------------
(1) For purposes of Section 303A, the term "executive officer" has the same meaning specified for the term "officer" in Rule 16a-1(f) under the Securities Exchange Acto of 1934 paragraph (b)(1), a member of an audit committee of a listed issuer that is not an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                     (A) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

                     (B) Be an affiliated person of the issuer or any subsidiary thereof.

              (iii) Independence requirements for investment company issuers. In order to be considered to be independent for purposes of this paragraph (b)(1), a member of an audit committee of a listed issuer that is an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                     (A) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

                     (B) Be an "interested person" of the issuer as defined in section 2(a)(19) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(19)).

              (iv)   Exemptions from the independence requirements.

                     (A) For an issuer listing securities pursuant to a registration statement under section 12 of the Act (15 U.S.C. 78l), or for an issuer that has a registration statement under the Securities Act of 1933 (15 U.S.C. 77a et seq.) covering an initial public offering of securities to be listed by the issuer, where in each case the listed issuer was not, immediately prior to the effective date of such registration statement, required to file reports with the

                            Commission pursuant to section 13(a) or 15(d) of the Act (15 U.S.C. 78m(a) or 78o(d)):

                            (1) All but one of the members of the listed issuer's audit committee may be exempt from the independence requirements of paragraph
                                   (b)(1)(ii) of this section for 90 days from the date of effectiveness of such registration statement; and

                            (2) A minority of the members of the listed issuer's audit committee may be exempt from the independence requirements of paragraph
                                   (b)(1)(ii) of this section for one year from the date of effectiveness of such registration statement.

                     (B) An audit committee member that sits on the board of directors of a listed issuer and an affiliate of the listed issuer is exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if the member, except for being a director on each such board of directors, otherwise meets the independence requirements of paragraph (b)(1)(ii) of this section for each such entity, including the receipt of only ordinary-course compensation for serving as a member of the board of directors, audit committee or any other board committee of each such entity.

                     (C) An employee of a foreign private issuer who is not an executive officer of the foreign private issuer is exempt from the requirements of paragraph
                            (b)(1)(ii) of this section if the employee is elected or named to the board of directors or audit committee of the foreign private issuer pursuant to the issuer's governing law or documents, an employee collective bargaining or similar agreement or other home country legal or listing requirements.

                     (D) An audit committee member of a foreign private issuer may be exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if that member meets the following requirements:

                            (1) The member is an affiliate of the foreign private issuer or a representative of such an affiliate;

                            (2) The member has only observer status on, and is not a voting member or the chair of, the audit committee; and

                            (3) Neither the member nor the affiliate is an executive officer of the foreign private issuer.

                     (E) An audit committee member of a foreign private issuer may be exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if that member meets the following requirements:

                            (1) The member is a representative or designee of a foreign government or foreign governmental entity that is an affiliate of the foreign private issuer; and

                            (2) The member is not an executive officer of the foreign private issuer.

                     (F) In addition to paragraphs (b)(1)(iv)(A) through (E) of this section, the Commission may exempt from the requirements of paragraphs (b)(1)(ii) or (b)(1)(iii) of this section a particular relationship with respect to audit committee members, as the Commission determines appropriate in light of the circumstances.

                                 Pioneer Funds

      Annex B -- Approval of Audit, Audit-Related, Tax and Other Services
                      Provided by the Independent Auditor

Section I -- Policy Purpose and Applicability

     The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

     The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

     Approval of a service in accordance with these policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

     In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

     Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

Section II -- Policy

A. Service          Service Category             (b) Specific Pre-Approved           Audit Committee             Audit Committee
Category            Description                  Service Subcategories               Approval Policy             Reporting Policy
------------------------------------------------------------------------------------------------------------------------------------
I. Audit Services   Services that are directly   o  Accounting research             "One-time" pre-approval     A summary of
                    related to performing the       assistance                      for the audit period for    all such services
                    independent audit of the                                        all pre-approved specific   and related fees
                    Funds                        o  SEC consultation,               service subcategories.      reported at each
                                                    registration statements,        Approval of the             regularly scheduled
                                                    and reporting                   independent auditors as     Audit Committee
                                                                                    auditors for a Fund shall   meeting.
                                                 o  Tax accrual related             constitute pre approval
                                                    matters                         for these services.

                                                 o  Implementation of new
                                                    accounting standards

                                                 o  Compliance letters (e.g.
                                                    rating agency letters)

                                                 o  Regulatory reviews and
                                                    interpretive assistance
                                                    regarding financial
                                                    matters

                                                 o  Semi-annual reviews (if
                                                    requested)

                                                 o  Comfort letters for
                                                    closed end offerings

                                                 o  AICPA attest and
                                                    agreed-upon procedures

                                                 o  Technology control
                                                    assessments

                                                 o  Financial reporting
                                                    control assessments

                                                 o  Enterprise security
                                                    architecture assessment
------------------------------------------------------------------------------------------------------------------------------------

A. Service           Service Category                  (b) Specific Pre-Approved   Audit Committee             Audit Committee
Category             Description                       Service Subcategories       Approval Policy             Reporting Policy
------------------------------------------------------------------------------------------------------------------------------------
 II. Audit Related   Services which are not                                        Specific approval is        A summary of
 Services            prohibited under Rule 210.2-                                  needed to exceed the        all such services
                     01(C)(4) (the "Rule") and are                                 pre-approved dollar limit   and related
                     related extensions of the audit                               for these services (see     fees (including
                     services support the audit, or                                general Audit Committee     comparison to
                     use the knowledge/expertise                                   approval policy below       specified dollar
                     gained from the audit                                         for details on obtaining    limits) reported
                     procedures as a foundation to                                 specific approvals)         quarterly.
                     complete the project. In most
                     cases, if the Audit-Related                                   Specific approval is
                     Services are not performed                                    needed to use the Fund's
                     by the Audit firm, the scope                                  auditors for Audit-Related
                     of the Audit Services would                                   Services not denoted as
                     likely increase. The Services                                 "pre-approved" to the
                     are typically well-defined                                    left, or to add a specific
                     and governed by accounting                                    service subcategory as
                     professional standards                                        "pre-approved"
                     (AICPA, SEC, etc.)
------------------------------------------------------------------------------------------------------------------------------------

B. Service          Service Category                  (c) Specific Pre-Approved       Audit Committee              Audit Committee
Category            Description                       Service Subcategories           Approval Policy              Reporting Policy
------------------------------------------------------------------------------------------------------------------------------------
III. Tax Services   Services which are not            o Tax planning and support      Specific approval is         A summary of
                    prohibited by the Rule, if an                                     needed to exceed the         all such services
                    officer of the Fund determines    o Tax controversy assistance    pre-approved dollar limits   and related
                    that using the Fund's auditor to                                  for these services (see      fees (including
                    provide these services creates    o Tax compliance, tax returns,  general Audit Committee      comparison to
                    significant synergy in the          excise tax returns and        approval policy below for    specified dollar
                    form of efficiency, minimized       support                       details on obtaining         limits) reported
                    disruption, or the ability to                                     specific approvals)          quarterly.
                    maintain a desired level of       o Tax opinions
                    confidentiality.                                                  Specific approval is
                                                                                      needed to use the Fund's
                                                                                      auditors for tax services
                                                                                      not denoted as pre-
                                                                                      approved to the left, or
                                                                                      to add a specific service
                                                                                      subcategory as
                                                                                      "pre-approved"
------------------------------------------------------------------------------------------------------------------------------------

A. Service            Service Category             (d) Specific Pre-Approved        Audit Committee              Audit Committee
Category              Description                  Service Subcategories            Approval Policy              Reporting Policy
------------------------------------------------------------------------------------------------------------------------------------
IV. Other Services    Services which are not       o Business Risk Management       Specific approval is         A summary of
                      prohibited by the Rule,        support                        needed to exceed the         all such services
a. Synergistic,       if an officer of the Fund                                     pre-approved dollar limits   and related
unique                determines that using the    o Other control and regulatory   for these services (see      fees (including
qualifications        Fund's auditor to provide      compliance projects            general Audit Committee      comparison to
                      these services creates                                        approval policy below        specified dollar
                      significant synergy in                                        for details on obtaining     limits) reported
                      the form of efficiency,                                       specific approvals)          quarterly.
                      minimized disruption, the
                      ability to maintain a                                         Specific approval is
                      desired level of                                              needed to use the Fund's
                      confidentiality, or where                                     auditors for "Synergistic"
                      the Fund's auditors                                           or "Unique Qualifications"
                      possess unique or                                             Other Services not
                      superior qualifications                                       denoted as pre-approved
                      to provide these                                              to the left, or to add
                      services, resulting in                                        a specific service
                      superior value and                                            subcategory as
                      results for the Fund.                                         "pre-approved"
------------------------------------------------------------------------------------------------------------------------------------

A. Service    Service Category         b) Specific Pre-Approved               Audit Committee           Audit Committee
Category      Description              Service Subcategories                  Approval Policy           Reporting Policy
--------------------------------------------------------------------------------------------------------------------------
Prohibited    Services which result    1. Bookkeeping or other services       These services are not    A summary
Services      in the auditors losing      related to the accounting           to be performed with      of all services
              independence status         records or financial statements     the exception of the      and related
              under the Rule.             of the audit client*                (*) services (see         fees reported at
                                                                              subcategories 1           each regularly
                                       2. Financial information systems       through 5 on the left),   scheduled Audit
                                          design and implementation*          that may be permitted     Committee
                                                                              if they would not be      meeting will
                                       3. Appraisal or valuation services,    subject to audit          serve as
                                          fairness* opinions, or              procedures at the audit   continual
                                          contribution-in-kind reports        client (as defined in     confirmation
                                                                              Rule 2-01(f)(4)) level    that has not
                                       4. Actuarial services (i.e.,           by the firm providing     provided any
                                          setting actuarial reserves          the service.              restricted
                                          versus actuarial audit work)*                                 services.

                                       5. Internal audit outsourcing
                                          services*

                                       6. Management functions or human
                                          resources

                                       7. Broker or dealer, investment
                                          advisor, or investment banking
                                          services

                                       8. Legal services and expert
                                          services unrelated to the audit

                                       9. Any other service that the
                                          Public Company Accounting
                                          Oversight Board determines, by
                                          regulation, is impermissible
--------------------------------------------------------------------------------------------------------------------------

General Audit Committee Approval Policy:

   o Annual de minimus approval for audit related, tax and other services with an aggregate value up to 20% of the audit and tax fees for the Pioneer Funds for such year.

   o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

   o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

   o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

                                    Annex C

          Policy for Raising and Investigating Complaints or Concerns
                     About Accounting or Auditing Matters

     As contemplated by the Audit Committee Charter, the Audit Committee of the Pioneer Funds' Board of Trustees has established the following procedures for:

     the confidential, anonymous submission by employees of the Pioneer Investment Management, Inc., its parent and affiliates ("collectively, Pioneer"), as well as employees of the Funds' various service providers, of concerns regarding improprieties or questionable practices in Fund accounting or auditing matters, and the receipt, retention and treatment of such concerns and complaints.

     Some specific examples of practices that should be reported, if not adequately addressed by an officer of the Funds, include: uncorrected, material portfolio pricing errors; failure to follow valuation policies that results in a material impact on a Fund's net value; failure to correctly impose a sales charge; material deficiencies in record keeping, processing or reporting of a Fund's assets and liabilities; fraud involving a Fund's or a service provider's employees; deficiencies in the design or operation of internal controls what could adversely affect the Fund's or a service provider's ability to accurately process and report financial data concerning the Fund; a false or misleading statement or omission in connection with an audit of a Fund or preparation of any document in connection with a filing to the SEC or a failure to make a required disclosure to the Audit Committee; or, any situation that, if uncorrected, would prevent a Fund from qualifying as a regulated investment company under the Internal Revenue Code.

Policy Objective

     The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation. The Pioneer Funds desire and expect that the employees and officers of Pioneer, as well as other service providers to the Funds, will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

Procedures for Raising Complaints and Concerns

     Employees of Pioneer or of service providers to the Funds, as well as any other person with concerns or complaints regarding accounting, internal accounting controls or auditing matters, may submit them, in name or anonymously, in writing to the attention of Pioneer's Director of Internal Audit, at Pioneer's principal executive offices in Boston. Alternatively, such concerns or complaints may be communicated, in name or anonymously, directly to any member of the Funds' Audit Committee.

Procedures for Investigating and Resolving Complaints and Concerns

     All complaints and concerns received by the Director of Internal Audit shall be promptly forwarded to the Audit Committee of the Fund's Board or to the Chair of the Audit Committee. If sent only to the Chair, the Chair may determine whether to refer the issues to the entire Audit Committee. The Director will retain and forward to the Audit Committee a record of all complaints and concerns received (whether or not determined to have merit) in each fiscal quarter.

     The Audit Committee will evaluate all complaints or concerns received. If the Audit Committee requires additional information to evaluate a complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information, or may, in its discretion, authorize another person or entity to investigate on its behalf.

     After its evaluation of the complaint or concern, the Audit Committee will recommend to the Funds such action, if any, as it deems necessary and appropriate to address the substance of the complaint or concern. The Funds reserve the right to take whatever action the Audit Committee has deemed appropriate, up to and including a request that Pioneer discharge any employee deemed to have engaged in improper conduct.

     Whether a complaint or concern is submitted anonymously, the Audit Committee will strive to keep all complaints and concerns, as well as the identity of those who submit them or who participate in any investigation, confidential, and to limit disclosure to those with a business need to know.

Retaliation Is Prohibited

     Pioneer shall not penalize or retaliate against any person or entity for reporting a complaint or concern, unless it is determined by the Director of Internal Audit or the Audit Committee that the complaint or concern was raised with knowledge that it was false. Retaliation against any person or entity for submitting, or for cooperating in the investigation of, a complaint or concern will not be tolerated by Pioneer or the Funds, and will warrant disciplinary action against the offending party, up to and including termination of employment. In addition, retaliation is unlawful, and may result in criminal action.

     Pioneer will distribute this policy to all employees, and will arrange for its distribution to all Fund service providers.

     The Pioneer Funds shall retain records of all complaints and concerns received by them, and a record of their disposition, for a minimum of five years from the date of the report.

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

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



PROXY                                                               PROXY

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             PIONEER INTEREST SHARES
                            TO BE HELD SEPTEMBER 9, 2005

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on September 9, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THIS PROPOSAL.

                                      CONTROL NUMBER:  999 9999 9999 999 999 999


                                      Note: In signing, please write the
                                      name(s) exactly as appearing here-
                                      on. When signing as attorney, executor,
                                      administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                      __________________________________________
                                      Signature(s)

                                      __________________________________________
                                      Signature of joint owner, if any

                                      __________________________________________
                                      Date                   PIS 14281





      PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE: [box]




1. To elect trustees to serve on              FOR    WITHHOLD      FOR ALL
the Board of Trustees until their             ALL    ALL           EXCEPT
successors have been duly elected                             (as marked below)
and qualified. The nominees for
trustees are:                                [box]    [box]       [box]


01.  M.K. Bush       02. J.F. Cogan, Jr.
03. David R. Bock    04. M.B.W. Graham
05. O.M. Hood        06. S.K. West
07. J. Winthrop      08. O. Hood

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below:

_______________________________________________________

                                           FOR      AGAINST      ABSTAIN

2 (a). To approve amendment to
fundamental investment policy
regarding investments in real
estate                                    [box]      [box]        [box]

2 (b). To approve elimination of
fundamental restriction
regarding investments in illiquid
securities                                [box]      [box]        [box]

2 (c). To approve elimination of
fundamental restriction
regarding investments in unseasoned
companies                                 [box]      [box]        [box]

2 (d). To approve amendment to
fundamental investment policy
regarding investments in other
investment companies                      [box]      [box]        [box]

2 (e). To approve elimnation of
fundamental restriction
regarding investments in undeveloped
or underdeveloped countries               [box]      [box]        [box]

2 (f). To approve elimnation of
fundamental restriction
regarding investments in which
a trustee or officer is invested          [box]      [box]        [box]

2 (g). To approve elimnation of
fundamental restriction
regarding investments in joint
accounts                                  [box]      [box]        [box]

2 (h). To approve elimnation of
fundamental restriction
regarding investments for control         [box]      [box]        [box]

2 (i). To approve amendment to
fundamental investment policy
regarding borrowing                       [box]      [box]        [box]

2 (j). To approve amendment to
fundamental investment policy
regarding loans                           [box]      [box]        [box]

              PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                PIS_14281